UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

Bow River Capital Evergreen Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Bow River Capital Evergreen Fund

September [   ], 2024

Dear Shareholder,

Bow River Capital Evergreen Fund (the “Fund”) will hold a Special Meeting of Shareholders on November 18, 2024 at the offices of its investment manager, Bow River Advisers, LLC (“Bow River” or the “Investment Manager”), 205 Detroit Street, Suite 800, Denver, CO 80206 (the “Special Meeting”). The Special Meeting will be held at 11:00 a.m. Mountain Time. Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement for the Special Meeting.

At the Special Meeting, you are being asked to approve a new investment consultant agreement (the “Investment Consultant Agreement”) between the Investment Manager and Apogem Capital LLC (“Apogem”). The approval of the Investment Consultant Agreement is being proposed at the request of the Investment Manager to allow Apogem to assist the Investment Manager in the sourcing of investment opportunities for the Fund. It is important to note that as a result of this agreement there are no changes to the current investment strategy nor to the current investment consultant agreement that is already in place with Aksia CA LLC.

The enclosed proxy statement explains the following proposal:

• A proposal to approve a new investment consultant agreement between the Investment Manager and Apogem.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposal. The Board of Trustees recommends that you vote FOR the proposal. Your vote is important.

The Board of Trustees has concluded that appointing Apogem as an additional investment consultant to the Fund would serve the best interests of the Fund and its shareholders. The Fund’s investment strategy will not change, as the Investment Manager will continue to be responsible for all of the Fund’s investment decision making, including but not limited to the Fund’s asset allocation, portfolio construction, cash flow planning, liquidity management, investment underwriting and investment selection. The Fund is growing and adding Apogem as an additional investment consultant should serve to increase the number of investment opportunities that are available to the Fund and further enhance the Fund’s ability to deploy capital consistent with its current investment strategy. There will be no increase in the Fund’s aggregate fees as a result of the appointment of Apogem as an investment consultant to the Fund.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return the proxy card included in this package.

Sincerely,

/s/ Jeremy Held
Jeremy Held
President and Trustee
Bow River Capital Evergreen Fund

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.

You are receiving this proxy statement in connection with Bow River Capital Evergreen Fund’s (the “Fund”) solicitation of your vote to approve a proposal to approve a new investment consultant agreement between Bow River Advisers, LLC (“Bow River” or the “Investment Manager”) and Apogem Capital LLC (“Apogem”), to engage Apogem to provide certain investment consultant services to the Investment Manager with respect to the Fund (the “Investment Consultant Agreement”).

At a meeting of the Board of Trustees of the Fund (the “Board”) held on September 6, 2024, based on the recommendation by the Investment Manager, the Board, including a majority of the trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) approved the Investment Consultant Agreement, subject to approval by the Fund’s shareholders.

The Board has determined to seek shareholder approval of the Investment Consultant Agreement at a special meeting of shareholders of the Fund (the “Special Meeting”). A copy of the proposed Investment Consultant Agreement is included in this Proxy Statement as Exhibit A

Q.	Who is Apogem?

A.	Apogem is a scaled private market investment firm with more than 30 years of experience and approximately $40 billion in assets under management (“AUM”). Apogem is a wholly-owned New York Life Investments (“NYLI”) boutique. NYLI is a global asset manager with more than $700 billion in AUM as of June 30, 2024. Apogem has deployed more than $75 billion across more than 2,700 private equity and private credit investments since 1991 and maintains more than 320 active general partner relationships with a focus on the middle market. Apogem has more than 30 private equity-focused investment professionals with the senior team averaging more than 20 years of experience.

Q.	When will the Investment Consultant Agreement take effect?

A.	If approved by shareholders at the Special Meeting, the Investment Consultant Agreement will become effective following the Special Meeting and will remain in effect for an initial two-year period. After the initial term, the Investment Consultant Agreement will continue in effect from year to year thereafter if approved at least annually by the Board, including a majority of the Independent Trustees.

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Q.	Will the management fees paid by the Fund increase if the Investment Consultant Agreement is approved?

A.	No. Bow River is responsible for paying the investment consultant fee to Apogem. There will be no increase in the Fund’s aggregate fees, including the management fees payable to Bow River, as a result of the appointment of Apogem as an investment consultant to the Fund.

Q.	Will the Fund pay for the shareholder meeting and related costs?

A.	Yes. These costs will be borne by the Fund and therefore, by the shareholders of the Fund.

Q.	What will happen if shareholders of the Fund do not approve the Investment Consultant Agreement at the Special Meeting?

A.	If the shareholders do not approve the Investment Consultant Agreement at the Special Meeting, then Apogem will not serve as an investment consultant to the Investment Manager with respect to the Fund and the Investment Manager will consider what further actions to take, including the appointment of another investment consultant.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposal.

Q.	What shareholder vote is required for the Investment Consultant Agreement to be approved?

A.	The Investment Consultant Agreement will be approved if it receives the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

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Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund for the Special Meeting by 11:00 a.m. Mountain Time on November 18, 2024.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was [August 31], 2024 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy card.

o	By telephone, with a toll-free call to the phone number indicated on the proxy card.

o	By mailing in your proxy card.

o	In person at the Special Meeting at the offices of the Investment Manager on November 18, 2024.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the proposal or the voting process, please call Bow River at (303) 861-8466.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

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Bow River Capital Evergreen Fund

205 Detroit Street, Suite 800

Denver, CO 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held November 18, 2024

Bow River Capital Evergreen Fund (the “Fund”) will host the Special Meeting of Shareholders on November 18, 2024 at the offices of Bow River Advisers, LLC (“Bow River” or the “Investment Manager”), 205 Detroit Street, Suite 800, at 11:00 a.m. Mountain Time (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof:

1.	A proposal to approve a new investment consultant agreement between Bow River and Apogem Capital LLC (“Apogem”).

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE INVESTMENT CONSULTANT AGREEMENT WITH APOGEM.

THE ADDITION OF APOGEM WILL NOT RESULT IN AN INCREASE IN THE TOTAL MANAGEMENT FEES PAID BY THE FUND.

Shareholders of record of the Fund at the close of business on August 31, 2024 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. We anticipate that the Notice of the Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about September [   ], 2024.

By Order of the Board of Trustees,

/s/ Jeremy Held
Jeremy Held
President and Trustee

September [   ], 2024

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

1

Bow River Capital Evergreen Fund

205 Detroit Street, Suite 800
Denver, CO 80206

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held November 18, 2024

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Bow River Capital Evergreen Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposal set forth in this proxy statement.

Proposal Number	Proposal Description
1	A proposal to approve a new investment consultant agreement between Bow River Advisers, LLC (“Bow River” or the “Investment Manager”) and Apogem Capital LLC (“Apogem”)

You will find this proxy statement divided into four parts:

Part 1 Provides details on the proposal to approve the new investment consultant agreement (see page [3]).

Part 2 Provides information about ownership of shares of the Fund (see page [7]).

Part 3 Provides information on proxy voting and the operation of the Special Meeting (see page [8]).

Part 4 Provides information on other matters (see page [11]).

Please read the proxy statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call Bow River at (303) 861-8466.

We anticipate that the Notice of the Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about September [ ], 2024.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at www.bowriverevergreen.com. You may also request a report free of charge by contacting UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on November 18, 2024

The proxy statement for the Special Meeting (and additional soliciting material, if any) is available at [https://www.proxy-direct.com/bcr-34187].

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PART 1

DESCRIPTION OF PROPOSAL 1
APPROVAL OF INVESTMENT CONSULTANT AGREEMENT

Introduction

The current investment adviser to the Fund, Bow River Advisers, LLC (“Bow River” or the “Investment Manager”), has recommended to the Board of Trustees (the “Board”) of the Fund the engagement of a new investment consultant to assist the Investment Manager in the sourcing of investment opportunities. At a special meeting held on September 6, 2024, the Board considered and approved a new investment consultant agreement between the Investment Manager and Apogem Capital LLC (“Apogem”) (the “Investment Consultant Agreement”), subject to the approval of shareholders. The investment consultant fees paid to Apogem will be paid by Bow River and not by the Fund, and accordingly the total management fees paid by the Fund will not change as a result of the Investment Consultant Agreement.

Information About Apogem

The Board is recommending that shareholders approve Apogem as a new investment consultant to the Fund. Apogem is a scaled private market investment platform with more than 30 years of experience and approximately $40 billion in assets under management. Apogem has deployed more than $75 billion across more than 2,700 private equity and private credit investments since 1991 and maintains more than 320 active general partner relationships with a focus on the middle market. Apogem has more than 30 private equity-focused investment professionals with the senior team averaging more than 20 years of experience.

Apogem does not serve as investment consultant to any other funds with similar investment strategies and objectives to the Fund’s.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the Investment Consultant Agreement.

The Trustees considered and unanimously approved the Investment Consultant Agreement at a meeting of the Board held on September 6, 2024. The Trustees reviewed and discussed written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Consultant Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Investment Consultant Agreement.

In recommending that shareholders vote to approve the Investment Consultant Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent, and Quality of Services. The Board reviewed and considered the nature and extent of the investment consultant services to be provided by Apogem to the Investment Manager, and therefore the Fund, under the Investment Consultant Agreement, including the recommendation of Fund investments. The Board noted that Apogem is a wholly-owned boutique of New York Life Investments, a global asset manager, with over 30 years of experience in the private market investment space and approximately $40 billion in assets under management.

The Trustees noted that Apogem had deployed more than $75 billion across more than 2,700 private equity and private credit investments since 1991 and maintains more than 320 active general partner relationships with a focus on the middle market. They further noted the extensive experience, qualifications and capabilities of the firm’s investment professionals.

Performance. The Board considered the investment consultant experience of Apogem but noted that Apogem would serve as a non-discretionary investment consultant and not make investment decisions for the Fund. As a result, the Board concluded that the consideration of performance was not a relevant factor to their consideration of the Investment Consultant Agreement.

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Fees and Expenses. The Board reviewed the proposed investment consultant fee to be paid to Apogem and noted that Apogem would be paid by the Investment Manager out of the Investment Manager’s investment management fee and, as such, the overall management fee would not change as a result of the addition of Apogem. Accordingly, the Board determined that the fees for the Investment Consultant Agreement were reasonable.

Profitability and Economies of Scale. The Board considered Apogem’s assets under management and discussed Apogem’s responses regarding its financial condition and its methodology for estimating the costs incurred and profits realized by Apogem from its relationship with the Fund. The Board determined that the compensation to Apogem was reasonable and the financial condition was adequate. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Apogem’s services and that Apogem has the ability to provide these services based on its experience, operations and resources. After evaluation of the considerations described above, and in light of the nature, extent and quality of services to be provided by Apogem, the Board, including a majority of the Independent Trustees, approved the Investment Consultant Agreement and determined to recommend that Shareholders approve the Investment Consultant Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Investment Consultant Agreement.

Terms of the Investment Consultant Agreement

A copy of the proposed Investment Consultant Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the Investment Consultant Agreement have been included in this summary. You should refer to Exhibit A for the Investment Consultant Agreement.

Consulting Services. Under the Investment Consultant Agreement, subject to the supervision of the Board and the general supervision of Bow River, Apogem will assist the Investment Manager in sourcing investment opportunities for the Fund. In furnishing its services under the Investment Consultant Agreement, Apogem will furnish its services to the Fund in accordance with the following: (i) the relevant policies and procedures of the Fund and Bow River of which Apogem has written notice; (ii) the Fund’s objectives, policies, and limitations as set forth in its registration statement, which has been made available to Apogem (as outlined in the Investment Consultant Agreement attached hereto as Exhibit A); (iii) the Fund’s governing documents, the Investment Company Act of 1940 (the “1940 Act”), the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, as amended, and all other relevant federal and state laws, rules or regulations.

Compensation of Apogem. The investment consultant fee payable to Apogem by Bow River will be equal to an annual rate of 0.375%, payable monthly in arrears, based on the Fund’s average daily Managed Assets attributable to an “Apogem Opportunity” (as such term is used in the Investment Consultant Agreement) provided by Apogem that is consummated by the Fund. The investment consultant is paid by Bow River out of the management fee it receives from the Fund and is not an additional charge to the Fund.

Duration and Termination. The Investment Consultant Agreement provides that it will continue for period of two years from its effective date, unless sooner terminated. Thereafter, if not terminated, the Investment Consultant Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by the Board, including by the vote of a majority of the Independent Trustees.

The Investment Consultant Agreement may be terminated at any time, without the payment of any penalty, (A) on 60 days’ written notice to Apogem (i) by the Board, including a majority of the Independent Trustees, (ii) by a majority of the outstanding voting securities of the Fund, or (iii) by Bow River, or (B) on 60 days’ written notice to Bow River and the Fund by Apogem. The Investment Consultant Agreement automatically terminates, without the payment of any penalty, (i) upon any termination of the investment management agreement between the Fund and Bow River or (ii) in the event of its assignment (as defined in the 1940 Act). The Investment Consultant Agreement also terminates upon (w) written notice to the other party that the other party is in material breach of the agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within 14 calendar days after written notice, or such longer period as the non-violating party may specify in such notice, (x) the bankruptcy or insolvency of the Investment Manager or Apogem, (y) the inability of the Investment Manager or Apogem for regulatory reasons to perform its services under the agreement or (z) the commencement of winding up or dissolution of the Fund.

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Expenses. The Investment Consultant Agreement provides that Apogem will pay its own organizational, operational and business expenses, including all expenses incurred by it in connection with the performance of its duties under the Investment Consultant Agreement, but shall not be obligated to pay any expenses of Bow River or the Fund.

Indemnification. The Investment Consultant Agreement provides that Bow River and/or the Fund will indemnify Apogem, its affiliates, their respective employees, officers, directors, members, partners and agents from and against all losses arising out of the Investment Consultant Agreement, except to the extent such claims arise out of Apogem’s gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations or duties under the Investment Consultant Agreement.

Liability of Apogem. The Investment Consultant Agreement provides that Apogem will not be liable for any loss due to a mistake in judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of Apogem’s duties or obligations under the agreement or by reason of Apogem’s reckless disregard of its duties and obligations under the agreement.

Additional Information Pertaining to Apogem

The following table sets forth the name, position and principal occupation of each director and principal executive officer of Apogem.

Name	Principal Occupation at Apogem	Address
Josh Niedner	Chief Executive Officer	227 West Monroe, Suite 5400, Chicago, IL, 60606
John Grady	Chief Financial Officer	299 Park Avenue, 37th Fl., New York, NY 10171
Kevin Power	Chief Compliance Officer	299 Park Avenue, 37th Fl., New York, NY 10171
S. André Warner	General Counsel	299 Park Avenue, 37th Fl., New York, NY 10171
Frank Harte	Manager	51 Madison Avenue, New York, NY 10010
Thomas Hendry	Manager	51 Madison Avenue, New York, NY 10010
Naim Abou-Jaudé	Manager	51 Madison Avenue, New York, NY 10010
Alain Karalogan	Manager	51 Madison Avenue, New York, NY 10010
Anthony R. Malloy	Manager	51 Madison Avenue, New York, NY 10010
Jae Yoon	Manager	51 Madison Avenue, New York, NY 10010

There were no brokerage commissions paid by the Fund to affiliated brokers of Apogem for the fiscal year ended March 31, 2024.

5

As of the close of business on August 31, 2024 (the “Record Date”), no officer or Independent Trustee owns securities of, or any has other material direct or indirect interest in, Apogem or any person controlling, controlled by or under common control with Apogem. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2024 to which Apogem, or any parent or subsidiary of Apogem, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the Investment Consultant Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE INVESTMENT CONSULTANT AGREEMENT.

6

PART 2

GENERAL INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only Shareholders of record at the close of business on August 31, 2024, will be entitled to notice of, and to vote at, the Special Meeting. On August 31, 2024, the following Class I and Class II Shares were outstanding and entitled to vote:

Class	Shares Outstanding and Entitled to Vote
Class I Shares	[ ]

Class	Shares Outstanding and Entitled to Vote
Class II Shares	[ ]

7

PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on [August 31 ], 2024 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Jane C. Ingalls, and she may be reached at the following address: 205 Detroit Street, Suite 800, Denver Colorado 80206. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

If a beneficial owner doesn’t provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares, and accordingly such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Mail. Shareholders may submit a paper proxy card using the accompanying postage-paid envelope.

8

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third (33-1/3%) of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed New Investment Consultant Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders and the printing, mailing and tabulation of proxies will be borne by the Fund and therefore by the shareholders. Such expenses are estimated to total approximately $[    ]. The Fund will bear these costs whether or not the proposal is approved by shareholders. The Fund expects that the solicitation will be primarily by mail, but may also include electronic or other means of communication.

Ownership of the Fund

[As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit B to this proxy statement.]

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Bow River Advisers, LLC, 205 Detroit Street, Suite 800, Denver, Colorado 80206. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matter that the Trustees intend to present is the matter stated in the attached Notice of the Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters.

September [    ], 2024

9

PART 4

OTHER MATTERS

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with each proxy card. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (303) 861-8466 or writing to the Fund, c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53201. Copies of this proxy statement and the accompanying Notice of the Special Meeting (and any additional soliciting material, if any) are also available at https://www.proxy-direct.com/bcr-34187.

Other Service Providers

Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04191, is the distributor (also known as principal underwriter) of the shares of the Fund.

UMB Fund Services, Inc. (“UMB”) located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. UMB also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is March 31.

10

EXHIBIT A

FORM OF PROPOSED INVESTMENT CONSULTANT AGREEMENT

INVESTMENT CONSULTANT AGREEMENT

This Investment Consultant Agreement (the “Agreement”) is made and entered into effective as of [●], 2024 (the “Effective Date”), by and between Bow River Advisors, LLC, a Delaware limited liability company (the “Advisor”), and Apogem Capital LLC, a Delaware limited liability company (“Apogem” or the “Investment Consultant”).

WHEREAS, the Advisor has been appointed as the investment advisor to the Bow River Capital Evergreen Fund (the “Fund”), a Delaware statutory trust, pursuant to the terms of the Investment Management Agreement, dated December 29, 2023, between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Fund was formed to invest and reinvest its assets in accordance with the investment objectives and strategies as set forth from time to time in the Prospectus and Statement of Additional Information of the Fund, as may be amended from time to time;

WHEREAS, each of the Advisor and the Investment Consultant is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing advisory services;

WHEREAS, the Advisor and the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund desire to retain the Investment Consultant to assist the Advisor in rendering certain services to the Fund, and the Investment Consultant desires to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Investment Consultant. The Advisor hereby appoints and retains the Investment Consultant to act as an investment consultant to the Fund and to provide the following services for the period, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and on the terms and conditions set forth in this Agreement. In connection therewith, the Advisor has made available to the Investment Consultant copies of (i) the Fund’s Agreement and Declaration of Trust and Bylaws, each as amended from time to time, (ii) the Fund’s Registration Statement and all amendments thereto filed with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act (the “Registration Statement”), (iii) the Fund’s current Prospectus and Statement of Additional Information, (iv) each plan of distribution or similar document adopted by the Fund under the Investment Company Act and each current shareholder service plan or similar document adopted by the Fund; and (v) all policies and procedures adopted by the Fund, and shall promptly furnish the Investment Consultant with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Investment Consultant: (vi) a copy of the resolutions of the Board, including a majority of the Trustees who are not interested persons (as defined in the Investment Company Act), appointing the Advisor and the Investment Consultant and approving the Advisory Agreement and this Agreement; (vii) a copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Advisor and the Investment Consultant; (viii) a copy of all proxy statements and related materials relating to such shareholder appointments and related approvals, as applicable; and (ix) a copy of the resolution from the Fund and the Advisor identifying the officers of the Advisor and/or the Fund; and (x) any other documents, materials or information that the Investment Consultant shall reasonably request to enable it to perform the Services pursuant to this Agreement.

(a) Services. The Investment Consultant agrees to perform the services described in Schedule 1 (the “Services”). Both parties acknowledge that Investment Consultant will not have power to effect transactions on behalf of the Advisor or the Fund. Investment Consultant will not have investment discretion or have custody or control with respect to the Advisor or the Fund. The Advisor acknowledges that Investment Consultant’s Services, including but not limited to its investment advice and recommendations, are non-discretionary. The Advisor further acknowledges that the Investment Consultant may delegate certain of its responsibilities to its affiliates.

The Investment Consultant shall perform the Services (i) in compliance with Board policies, as communicated in advance from time to time, (ii)  in accordance with Schedule 1 hereof, (iii) in a manner consistent with the Fund’s objectives, policies, and limitations as set forth in its Registration Statement, as the same may be amended from time to time, so long as the Investment Consultant receives prior written notice of any proposed amendments at least sixty (60) days before such amendments become effective, (iv) subject to the Fund’s Agreement and Declaration of Trust and By-Laws, as the same may be amended from time to time, and (v) in accordance with the Investment Company Act and the Advisers Act and the rules under each, as the same may be modified by any exemptive or interpretive relief therefrom, and all other federal and state laws or regulations applicable to the Fund. All Services to be furnished by the Investment Consultant under this Agreement may be furnished through the medium of any directors, officers or employees of the Investment Consultant or through such other parties as the Investment Consultant may determine from time to time (if any).

In order for the Investment Consultant to perform the Services required by this Agreement, the Advisor shall ensure that the Investment Consultant has reasonable access to all records and documents maintained by the Fund, the Advisor, or any service provider to the Fund, which records and documents are reasonably necessary to enable Investment Consultant to perform the Services.

(b) Expenses and Personnel. The Investment Consultant agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Ownership and Control of Data, Work Product and Books and Records. The Investment Consultant has created, acquired or otherwise has rights in, and may, in connection with the performance of Services hereunder, employ, provide, modify, create, acquire or otherwise obtain rights in, various concepts, ideas, methods, methodologies, procedures, processes, know-how, and techniques (including, without limitation, function, process, system and data models); templates; software systems, user interfaces and screen designs; general purpose consulting and software tools; websites; data, documentation, due diligence reports, and proprietary information and processes (“Investment Consultant IP”).

(i) Except as provided below, upon full and final payment to Investment Consultant, any reports, information and other deliverables that are specifically customized and exclusively prepared for the Advisor or the Fund in connection with the Services (“Deliverables”) shall become the property of Advisor. For the avoidance of doubt, Investment Consultant IP shall never be deemed to be “specifically customized for and exclusively prepared for” the Advisor or the Fund. With respect to any Investment Consultant IP that is delivered to the Advisor or the Fund, Investment Consultant hereby grants to Advisor a perpetual, worldwide, paid-up, royalty-free, non-exclusive, non-transferable license to use such Investment Consultant IP in connection with this Agreement solely for the purposes contemplated by and subject to the terms of this Agreement.

(ii) To the extent that Investment Consultant utilizes any of its property, including, without limitation, the Investment Consultant IP, in connection with the performance of Services, such property shall remain the sole and exclusive property of Investment Consultant and, except for the license expressly granted in the preceding paragraph, Advisor shall acquire no right or interest in such property.

(iii) Advisor will honor Investment Consultant copyrights, patents, and trademarks relating to Services, Deliverables and Investment Consultant IP, and will not use Investment Consultant’s name, patents or trademarks without Investment Consultant’s prior written consent. For the avoidance of doubt, no advertising or marketing materials, including but not limited to the Fund’s Registration Statement, regulatory filings, and promotional information which contains the name or any reference to Investment Consultant may be distributed without the prior written consent of Investment Consultant; unless the general form and scope of such use have been previously reviewed and approved by the Investment Consultant.

(iv) Investment Consultant acknowledges and agrees that all right, title and interest in and to any programs, systems, data, information and other materials furnished to Investment Consultant by Advisor hereunder are and shall remain Advisor’s sole and exclusive property.

(v) Nothing contained in this Agreement will prohibit Investment Consultant from using any of its general knowledge or knowledge acquired under this Agreement to perform similar services for others. For the avoidance of doubt, the Advisor acknowledges and agrees that the Investment Consultant will use the Investment Consultant IP for the benefit of its other clients, including, without limitation, other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, and may recommend “Apogem Opportunities” (as such term is used in Schedule 1) to such other clients as well as other similar investment opportunities that may not be recommended or otherwise made available to the Fund (in each case subject to applicable laws).

(vi) All books and records prepared and maintained by the Investment Consultant that are specifically customized for and exclusively prepared for the Advisor and/or the Fund under this Agreement shall be the property of the Advisor and/or the Fund and, upon request therefor, the Investment Consultant shall surrender to the appropriate party or destroy, at the Investment Consultant’s sole discretion with prior notice to the Advisor, such of the books and records so requested; provided, however, that Investment Consultant shall be permitted to retain (i) performance data related to recommended underlying investments and (ii) copies of other information as necessary to ensure compliance with applicable law, rule or regulation. Furthermore, the Investment Consultant shall not be required to destroy any computer records or files containing such information which have been created pursuant to automatic archiving and back-up procedures that cannot be reasonably deleted.

2. Compensation of the Investment Consultant. The Advisor will pay to the Investment Consultant an investment consultant fee (the “Fee”) as described in Schedule 2, which Fee shall be paid out of the compensation received by the Advisor from its revenue and not out of the assets of the Fund. The Fee shall be calculated as of the last business day of each calendar month based upon “Managed Assets” of the Fund attributable to an Apogem Opportunity provided by the Investment Consultant that is consummated by the Fund (including any follow-on investment by the Fund in the same investment), as determined in the manner described in the Fund’s Registration Statement, and shall be paid to the Investment Consultant by the Advisor on a monthly basis in accordance with Schedule 2. In connection with each monthly payment of the Fee, the Advisor shall provide in writing the basis for the calculation of such Fee. In the event that the Investment Consultant believes there has been an error in such calculation, the Investment Consultant shall promptly notify the Advisor of such belief and provide its view of the appropriate calculation in writing. In such event, the Advisor may either accept the Investment Consultant’s revised calculation or continue the discussion to resolve the disagreement as to the Fee amount and calculation. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Investment Consultant such compensation as shall be payable prior to the effective date of termination.

3. Status of Investment Consultant.

(a) The services of the Investment Consultant to the Advisor and the Fund are not to be deemed exclusive, and, except as set forth in this Agreement, the Investment Consultant shall be free to render similar services to others (including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund). The Investment Consultant shall be deemed to be an independent contractor and shall have no authority to act for or represent the Advisor or the Fund in any way or otherwise be deemed an agent of the Advisor or the Fund. Except as set forth in this Agreement, nothing shall limit or restrict the right of any director, officer or employee of the Investment Consultant, who may also be a trustee, officer or employee of the Advisor or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. The Advisor acknowledges that the Investment Consultant furnishes investment management and advisory services to other clients and accounts in addition to the Fund, and the Investment Consultant may, consistent with applicable law, make investment recommendations to such other clients or accounts which may be the same as or different from those made to the Fund as Apogem Opportunities.

(b) Notwithstanding the foregoing section (i), for a period of five (5) years after December 29, 2023, Investment Consultant shall not, individually or jointly, directly or indirectly, (A) sponsor any Restricted Business anywhere in the Restricted Territory; (B) sponsor a foreign evergreen semi-liquid pooled investment vehicle marketed primarily to non-US retail investors that has an investment mandate to invest more than 50% of its assets in a multi-strategy US private equity portfolio consisting of a combination of two are more of the following: primary, secondary and direct co-investment private equity investments; or (C) acquire or beneficially own any equity interest in any Person that engages in a Restricted Business in the Restricted Territory in any capacity (other than on behalf of the Company or its Subsidiaries), including as a partner (general or limited), proprietor, shareholder, member, director, manager, managing member, officer, employee, employer, principal, agent, advisor, joint venturer, investor, lender, trustee, or consultant. The prior sentence shall not prevent the Investment Consultant from beneficially owning, solely as a passive investment, up to 5.0% of the common equity securities of a person engaged in a Restricted Business in the Restricted Territory that are regularly traded on a national securities exchange so long as the Investment Consultant is not a controlling person of, a member of a group that controls or engaged in or otherwise involved with the control of such person. Nothing herein shall prevent or restrict the Investment Consultant or any of its affiliates from acting as a subadvisor to a Restricted Business. For purposes of this Agreement, “Restricted Business” means an evergreen semi-liquid pooled investment vehicle registered with the SEC as an investment company under the Investment Company Act marketed primarily to retail investors that has an investment mandate to invest more than 50% of its assets in a multi-strategy US private equity portfolio consisting of a combination of two or more of the following: primary, secondary and direct co-investment private equity investments. “Restricted Territory” means anywhere in the world.

4. Confidentiality. Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund whether written, graphic, oral or in another form (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Section 4), including research and advisory reports, marketing materials, any written communication in connection with the services outlined in Schedule 1 of this Agreement, any usernames or passwords (the “User Codes”), research, software, inventions, patent applications, techniques, processes, developments, algorithms, formulas, technology, customer information, service pricing and all private investment fund and fund manager information (the “Confidential Information”), except that such Confidential Information may be provided by a party to its employees, affiliates and third-party service providers performing functions for the Fund. Each party agrees to ensure that its affiliates, directors, officers, employees, third-party service providers and other authorized representatives do not disclose such Confidential Information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, the Fund’s independent registered public accounting firm, or based on the advice of its counsel, applicable law and regulations; provided, that nothing herein shall preclude such affiliates, directors, officers, employees, third-party service providers and other authorized representatives from voluntary communication with SEC staff regarding possible violations of applicable securities laws. For the avoidance of doubt, the Investment Consultant’s due diligence reports and investment recommendations shall constitute Confidential Information and shall only be disclosed to those directors, officers, Fund Investment Committee members or employees, and attorneys (collectively, the “Representatives”) of the Advisor or the Fund who have a reasonable need to know for the purposes of this Agreement, and provided that prior to disclosure, the Representatives shall agree to keep the Investment Consultant’s Confidential Information confidential and not disclose or use the Investment Consultant’s Confidential Information for the benefit of any other person or entity; provided, that such agreement shall not preclude such Representatives from voluntary communication with SEC staff regarding possible violations of applicable securities laws. The Advisor has implemented procedures which provide for a physical and technological restriction of access to Confidential Information which is available to the Investment Consultant by request. If either party (the “Receiving Party”) becomes subject to a demand for discovery or disclosure of the other party’s (the “Disclosing Party”) Confidential Information under lawful process, the Receiving Party (a) must, to the extent permitted by law, give prompt notice to the Disclosing Party prior to furnishing the Disclosing Party’s Confidential Information (to the extent the provision of notice is not possible prior to disclosure, such notice shall be provided to the Disclosing Party as soon as practicable) so that the Disclosing Party may seek an appropriate protective order, (b) will not (unless expressly required) provide such disclosure until the Disclosing Party has had the opportunity to obtain such protective order, (c) will disclose only that portion of the Disclosing Party’s Confidential Information which falls within the scope of such lawful process and (d) must cooperate in seeking reasonable protective arrangements requested by the Disclosing Party.

Notwithstanding anything in this Agreement to the contrary, the Investment Consultant may, from time to time, and only to the extent necessary to carry out the terms of this Agreement, disclose its relationship with the Advisor or the Fund to a proper party, including, but not limited to, a private investment fund manager, administrator, or auditor, and the Investment Consultant may, from time to time, disclose this engagement or the Fund’s investment performance for purposes of full disclosure in response to requests for proposals and other such questionnaires. The Investment Consultant agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Fund, the Advisor or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Advisor, such consent not to be unreasonably withheld; provided, however, that, subject to applicable law and the terms of this Agreement, the Investment Consultant may include performance track record information of the Apogem Opportunities consummated by the Fund in its marketing and/or promotional materials that do not identify the Fund by name, and as otherwise required by applicable law. Each Party acknowledge that the other Party may solicit prospective investors in connection with the formation of future funds or accounts, some or all of whom may be prospective investors of, or investors in, the other Party or its affiliates.

This Agreement shall apply to all Confidential Information disclosed whether before or after the Effective Date and shall continue until either party delivers notice of termination to the other party pursuant to Section 9; provided, however, that the provisions of this Section 4 shall remain in effect after termination.

5. Performance Attribution Right. During the term and following any termination of this Agreement by either party pursuant to Section 9, other than a termination for cause by the Advisor, the Advisor agrees that the Investment Consultant shall be permitted to claim credit, to the fullest extent permitted by applicable law, for the performance track record of the Apogem Opportunities that, in each case, are consummated by the Fund, for future endeavors (the “Performance Attribution Right”). The Advisor agrees that, should the Investment Consultant seek to exercise its Performance Attribution Right, whether during the term of this Agreement or following its termination (other than a termination for cause by the Advisor), the Advisor will cooperate with the Investment Consultant with respect to use and provision of back-up information (the “Back-Up Information”) to support the exercise of the Performance Attribution Right, including making available to the Investment Consultant such work papers and documentation necessary to support the calculation of performance information included in the Back-Up Information. The Advisor further agrees to provide to the Investment Consultant updated information relating to Apogem Opportunities that, in each case, are consummated by the Fund, and which constitute Back-Up Information.

6. Data Downloads. Certain of the Investment Consultant’s Confidential Information may be provided to the Advisor through electronic means (which include, but are not limited to, email, internal and external websites, and web-based portals that allow the Advisor electronic access to the Investment’s Consultant’s materials (the “Client Portals”)).

In connection with the Investment Consultant providing the Advisor with User Codes for its web-based services and products, the Advisor agrees that: (i) it shall not, nor shall it permit any other person to, remove, modify, exchange, disable, penetrate or otherwise defeat any security devices or security procedures; (ii) it will take all necessary actions to preserve the confidentiality of any User Codes; (iii) it shall restrict access to any User Code to those Representatives who are duly authorized to have such access; (iv) it is responsible for all acts or omissions that occur under any User Code; and (v) it shall notify the Investment Consultant immediately in writing upon the occurrence of any of the following: (1) any such User Code is lost, stolen, or improperly disclosed to a third party; (2) the authority or employment of any person in the Advisor’s organization who has been given access to the User Code has been terminated; (3) the confidentiality of any such User Code has been compromised in any way; or (4) it learns about a possible or actual unauthorized access to and/or use of such Investment Consultant web-based service or product.

For the avoidance of doubt, all software, data or other material available within the Client Portals constitute the Investment Consultant’s confidential and proprietary information for purposes of this Agreement. No act of downloading or otherwise copying from the Client Portals will transfer title to any software, data or material to the Advisor. The Advisor agrees not to use the information for any unlawful purpose and shall comply with any request from the Investment Consultant to protect its or any third-party provider’s rights in the information. The Advisor agrees that it will not rent, lease, lend, sell, resell, sublicense, assign, or permit access to, or otherwise reproduce, duplicate, copy or redistribute data derived from, the services or any part thereof to any third party not expressly permitted in this Agreement. In addition, the services provided by the Investment Consultant may include the ability by the Advisor to download information in a spreadsheet or other format relating to the funds included in the Client Portals. The data and information derived from such downloads is for internal use exclusively by the Advisor, and may not be disclosed, transmitted, or passed to any third party without the prior written consent of the Investment Consultant. The Advisor agrees not to download, or knowingly permit any third party to download, any data derived from the Client Portals onto computers or other media other than for the purposes contemplated by this Agreement and during the term of this Agreement. The Investment Consultant shall have the right for any reason or no reason to prevent the Advisor from downloading any data or information from the Client Portals. The Advisor agrees not to take any action that imposes or may impose an unreasonable or disproportionately large load on the Investment Consultant’s technical infrastructure, including excessive data downloads. The use of automated means, including without limitation any robot, spider, or scraper, to download excessive amounts of data is strictly prohibited.

The services provided pursuant to this Agreement may also include access to view videos posted on the Client Portals. Such videos are intended for the use of registered users of the Client Portals and use by anyone other than such registered users is strictly prohibited. The Advisor may view and download videos, but only for the purposes outlined in this Agreement. The Advisor may not otherwise distribute, modify, copy, transmit, display, reuse, reproduce, publish, license, create derivative works from, transfer, sell or use such videos without the Investment Consultant’s prior written permission. In particular, and without limiting the foregoing, the Advisor may not show, display, transmit, transfer, sell or otherwise distribute any video to anyone who is not a registered user.

The Advisor acknowledges that any material downloaded or otherwise obtained through the use of the Client Portals is done at the Advisor’s own discretion and risk and that it will be solely responsible for any damage to its computer system or loss of data that results from the download of any such material.

7. Limits of Liability; Indemnification. The Investment Consultant assumes no responsibility under this Agreement other than to render the Services called for hereunder. It is agreed that the Investment Consultant shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under any applicable provisions of federal securities laws.

The Investment Consultant shall not be liable hereunder to the Advisor or the Fund for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Investment Consultant’s duties or obligations under this Agreement or by reason of the Investment Consultant’s reckless disregard of its duties and obligations under this Agreement. The Investment Consultant shall not be liable to the Advisor or the Fund for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Investment Consultant by a duly authorized officer of the Advisor or the Fund; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board. The foregoing shall be subject in all cases to the requirements of the Investment Company Act and other applicable federal securities laws, as well as the fourth paragraph of this Section 6.

The Advisor and/or the Fund shall, to the fullest extent legally permissible under the laws of the State of Delaware, as amended from time to time, indemnify and hold harmless the Investment Consultant, its affiliates, and each of their respective directors, members, partners, officers, employees and agents (each, an “Investment Consultant Party” and collectively, the “Investment Consultant Parties”) against and hold the Investment Consultant Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) (collectively, “Losses”) incurred or suffered in connection with the good faith performance by an Investment Consultant Party of its responsibilities under this Agreement; provided, however, that an Investment Consultant Party will not be indemnified against any liability to which it would otherwise be subject by reason of its willful misfeasance, bad faith, gross negligence, and reckless disregard of its duties and obligations under this Agreement. The Advisor and/or the Fund shall, upon request of an Investment Consultant Party, advance amounts in connection with the indemnification obligations described herein; provided, however, that if it is later determined by court order that such Investment Consultant Party was not entitled to be indemnified, then such Investment Consultant Party shall promptly reimburse the Advisor and/or the Fund, as applicable, for all advanced amounts. In the event that this indemnification obligation shall be deemed to be unenforceable, whether in whole or in part, such unenforceable portion shall be stricken or modified so as to give effect to this section to the fullest extent permitted by law.

Both parties acknowledge that applicable provisions of federal and state securities laws (and other non-waivable provisions of certain state and federal laws), may impose liabilities under certain circumstances on persons who act in good faith; therefore nothing contained in this Agreement shall constitute a waiver or limitation of liability that either party, or rights that either party may have under such laws.

In no event will any party be liable to the other party for indirect, incidental, special, consequential, exemplary, reliance or punitive damages (including loss of profits, data, business or goodwill, or government fines, penalties, taxes or filing fees), arising out of the Services, regardless of whether either party is advised of the likelihood of such damages.

8. Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for an initial period of two (2) years from the date of its execution and shall continue annually thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

9. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Investment Consultant, or by the Advisor or Investment Consultant on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Advisory Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party in the event of (a) material breach of this Agreement by the other party provided that such breach is not cured within fourteen (14) calendar days’ after written notice, or such longer period as the non-violating party may specify in such notice, (b) the bankruptcy or insolvency of the other party, (c) the inability of the other party for regulatory reasons to perform its services under this Agreement or (d) the commencement of winding up or dissolution of the Fund.

10. Assignment. Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Investment Consultant shall result in the automatic termination of this Agreement, as provided in Section 9 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of the Investment Consultant except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

11. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Furthermore, except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

12. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

13. Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14. Representations and Warranties.

(a) Representations and Warranties of the Investment Consultant. The Investment Consultant hereby represents and warrants to the Advisor and the Fund as follows:

(i) The Investment Consultant is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii) The Investment Consultant is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Investment Consultant represents that it will promptly notify the Advisor as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment consultant.

(iii) The Investment Consultant has financial resources, personnel and organizational means necessary to perform its obligations under this Agreement.

(iv) The Services shall be in compliance with the provisions of the Agreement, the Advisers Act, and other applicable state and federal laws applicable to Investment Consultant.

(v) The Investment Consultant has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption upon request. The Investment Consultant will certify quarterly, and as otherwise requested, that the Investment Consultant has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the period and that there has been no material violation of the Investment Consultant’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Advisor, the Investment Consultant shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Investment Consultant by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Investment Consultant’s code of ethics.

(vi) In providing the Services, the Investment Consultant will provide no services, information or guidance with respect to the securities of any individual company (except as it relates to a co-investment opportunity), including the securities of the Advisor. The Investment Consultant shall not provide any accounting or legal advice.

(b) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Investment Consultant as follows:

(i) The Advisor is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii) The Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Advisor represents that it will immediately notify the Investment Consultant as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment adviser to its investors.

(iii) The Advisor represents and warrants that it has financial resources, personnel and organizational means necessary to perform its obligations, including any liability and indemnification contemplated in Section 6, under this Agreement.

(iv) The Advisor acknowledges receipt of the Investment Consultant’s Form ADV Part 2A and appropriate 2Bs, which serves as the Investment Consultant’s brochure under the Advisers Act.

(v) The Advisor acknowledges that the Investment Consultant renders investment advisory services for clients other than the Advisor and the Fund. The Advisor understands that the Investment Consultant may give advice and take action in performing its duties to other clients that may differ from advice or the timing or nature of action with respect to the Advisor.

(vi) The Advisor further acknowledges that the Investment Consultant cannot predict future activity in the financial markets and that the performance of investment managers retained by the Advisor are subject to various market, currency, economic, political and business risks, and that investment decisions made by these managers may not always be profitable. Thus, there can be no assurance as to any specific level of investment performance of any strategy or portfolio investment that the Investment Consultant may recommend.

15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

16. Notice. Notices of any kind to be given to the Advisor hereunder by the Investment Consultant shall be in writing and shall be duly given if mailed or delivered to Bow River Advisors, LLC, 205 Detroit St., Suite 800, Denver, CO 80206, Attn: General Counsel or to such other address or to such individual as shall be so specified by the Advisor to the Investment Consultant. Notices of any kind to be given to the Investment Consultant hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to Apogem Capital LLC, 299 Park Avenue, 37th Floor, New York, NY 10171, Attn: General Counsel or to such other address or to such individual as shall be so specified by the Investment Consultant to the Advisor. Notices of any kind to be given to the Fund hereunder by the Investment Consultant shall be in writing and shall be duly given if mailed or delivered to Bow River Capital, 205 Detroit St., Suite 800, Denver, CO 80206 Attn: General Counsel, with a copy to Josh Deringer, Faegre Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 or to such other address or to such individual as shall be so specified by the Fund to the Investment Consultant. Notices shall be effective upon delivery.

17. No Assignment. No assignment (including, but not limited to, an assignment as defined in the Advisers Act) by either party to this Agreement shall be made without the prior written consent of the other party.

18. Publicity. Except as expressly provided herein or as approved in writing by the parties, neither party shall make any media or press release or other public announcement or disclosure relating to or referring to this Agreement or the other party without the other party’s prior written consent.

19. Marketing Relating to Investment Consultant.

(a) The parties agree that the name of the Investment Consultant, and the names of any of its affiliates, successors-in-interest, officers, managers, members, directors and employees and any derivative or logo or trademark or service mark or trade name of the foregoing are the valuable property of the Investment Consultant and its affiliates. The Advisor and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Investment Consultant; unless the general form and scope of such use have been previously reviewed and approved by the Investment Consultant. Upon termination of this Agreement, the Advisor and the Fund shall cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.

(b) The Fund and Advisor agree that the Fund and Advisor will only use marketing materials relating to or mentioning the Investment Consultant, its affiliates, successors-in-interest, officers, managers, members, directors and employees if such marketing materials were approved in writing for such use by Investment Consultant prior to use. The Fund and Advisor will review with the Investment Consultant any advertisement, sales literature, or notice prior to its use so that the Investment Consultant may review the context in which it is referred to, it being agreed that the Investment Consultant shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Fund’s or Advisor’s compliance with applicable laws and regulations.

20. Counterparts. This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[Remainder of page left intentionally blank]

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ___ day of [ ] 2024.

BOW RIVER ADVISORS, LLC		APOGEM CAPITAL LLC

By:	Blair Richardson	By:	Christopher Stringer
Title:	Chief Executive Officer	Title:	President and Head of Private Equity

Solely for purposes of Section 6 of this Agreement:

Bow River Capital Evergreen Fund

By:	Bow River Capital Evergreen Fund

	By:	Jeremy Held
	Title:	President

Schedule 1- Scope of Services

1.	Sourcing and Recommendation; Due Diligence

a.	Subject to applicable law and the Investment Consultant’s allocation policy and procedures: (i) source on behalf of the Advisor, opportunities for investment by the Fund in primary fund commitments, secondary investments (including LP secondary investments), and direct investments in private equity strategies and, for the avoidance of doubt, excluding real assets and interests or investments in the ownership or income streams of alternatives asset managers; or (ii) assist in due diligence efforts with respect to opportunities for investment by the Fund in primary fund commitments, secondary investments (including LP secondary investments), and direct investments in private equity strategies, which opportunities were sourced by Adviser (collectively “Apogem Opportunities”). Not all investments made by the Fund will be sourced by the Investment Consultant.

b.	Assist Advisor in screening and conducting diligence as mutually agreed with respect to Apogem Opportunities.

c.	Upon request, facilitate communication between the Advisor and general partners of (or other control parties, as applicable) Apogem Opportunities, as needed, including with respect to investment valuation.

d.	Upon request, provide advice to the Advisor in its commercial investment-related contract negotiations with respect to Apogem Opportunities.

e.	Upon request and upon mutual agreement, prepare a summary of the Apogem Opportunities, in mutually agreed form, for the Fund’s investment committee presentations.

2.	Ongoing Services

a.	Regular communication with the Advisor including but not limited to pipeline reviews.

b.	Ad-hoc portfolio management meetings between Investment Consultant and Advisor including discussion of Apogem Opportunities.

c.	Meet with the Fund’s board of trustees as requested by the Fund’s board of trustees or otherwise as mutually agreed upon by the Advisor and Investment Consultant.

d.	To the extent the Fund hires a sub-advisor to manage a sleeve of the portfolio, the parties will mutually agree upon the frequency of communication between both parties and the sub-advisor, including annual meetings, which may be more frequent as agreed to by both parties.

3.	Marketing and Distribution Support

a.	Upon reasonable request, assist with branding, messaging and other marketing content as it pertains to the Investment Consultant and its role with respect to the Fund.

b.	Upon request and mutual agreement, provide Investment Consultant’s white papers and market commentary.

c.	Participate in Advisor conferences and due diligence events from time to time with sufficient notice, as mutually agreed to with the Investment Consultant.

4.	Additional Support

a.	Upon request, Investment Consultant will cooperate, on a timely basis, with request for information required from Investment Consultant as an investment consultant to the Advisor and the Fund to facilitate the Fund’s SEC and other regulatory filings.

b.	Upon request, Investment Consultant will provide the Advisor and the Fund with records concerning the Investment Consultant’s activities under this Agreement, which the Fund is required to maintain.

c.	Upon request, Investment Consultant will prepare annual 15(c) questionnaires and such other reports in mutually agreed upon form as reasonably requested by the Advisor or the Fund’s board of trustees concerning the Investment Consultant’s discharge of the foregoing responsibilities.

Schedule 2 - Fees

•	Advisor shall pay Investment Consultant the following asset-based investment consultant fee (“Fee”) based on the Fund’s average daily Managed Assets attributable to an “Apogem Opportunity” provided by the Investment Consultant (as such term is used in Schedule 1) calculated as set forth below:

Asset Based Fee	Investments in Apogem Opportunities consummated by the Bow River Capital Evergreen Fund
37.5 basis points (0.375%)	All Managed Assets attributable to an “Apogem Opportunity” provided by the Investment Consultant (as such term is used in Schedule 1) that is consummated by the Fund, including the Managed Assets attributable to any follow-on investment by the Fund in the same security (e.g., additional capital contributions, including pursuant to a commitment increase or participation in a subsequent financing round).

For purposes of calculating the Fee, “Managed Assets” shall be determined in accordance with the Fund’s governing documents as of last day of each calendar month.

—	The Fee is due and payable monthly in arrears within 30 days of the last day of each month.

If the Fund’s board of trustees agrees to reduce the fund advisory fee payable to Advisor, the Investment Consultant will work in good faith with the Adviser to determine if the Investment Consultant’s Fee will also be reduced in conjunction with the reduction in the fund advisory fee.

EXHIBIT B

5% OR GREATER OWNERSHIP OF CLASS I SHARES

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [August 31], 2024. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I Shares	[ ]	[ ] Shares	[ ]%
Class II Shares	[ ]	[ ] Shares	[ ]%

BOW RIVER CAPITAL EVERGREEN FUND	EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 205 Detroit Street, Suite 800, Denver, CO 80206 on November 18, 2024

Please detach at perforation before mailing.

PROXY

BOW RIVER CAPITAL EVERGREEN FUND

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2024

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Bow River Capital Evergreen Fund (the “Fund”), revoking previous proxies, hereby appoints Jeremy Held, Jane Ingalls, James Kerr and Joshua Deringer, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Bow River Capital Evergreen Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 18, 2024, at 11:00 a.m. Mountain Time, at the offices of its investment manager, Bow River Advisers, LLC, 205 Detroit Street, Suite 800, Denver, CO 80206, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BOW_34187_091124

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Bow River Capital Evergreen Fund

Shareholders Meeting to be held on November 18, 2024, at 11:00 a.m. (Mountain Time)

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/bcr-34187

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

■  Proposal THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment consultant agreement between Bow River Advisers, LLC (“Bow River” or the “Investment Manager”) and Apogem Capital LLC (“Apogem”).	☐	☐	☐

■  Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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